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                           ING VARIABLE PRODUCTS TRUST
                      ING VP Disciplined LargeCap Portfolio
                            ING VP MagnaCap Portfolio

                         Supplement dated July 25, 2005

                   To the Variable Products Trust Portfolios'
                    Class I Prospectus and Class S Prospectus
                            Each dated April 29, 2005

On July 21, 2005, the Board of Trustees of ING Variable Products Trust approved a proposal to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (the "Reorganization"):

          DISAPPEARING FUND                             SURVIVING FUND

ING VP Disciplined LargeCap Portfolio         ING Fundamental Research Portfolio

      ING VP MagnaCap Portfolio               ING VP Value Opportunity Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the last quarter of 2005.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE